UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2023

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The section of Exhibit 99.2 attached to this Current Report on Form 8-K captioned "Business Update—Preliminary Financial and Operational Highlights for the Three and Twelve Months Ended December 31, 2022" is incorporated by reference into this Item 2.02.

Item 8.01.         OTHER EVENTS.

Launch of Public Offering

On January 24, 2023, Pacific Biosciences of California, Inc. (the “Company”) issued a press release announcing the commencement of an underwritten public offering of its common stock by the Company pursuant to an automatically effective shelf registration statement filed on Form S-3 (File No. 333-249999) with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Disclosure Update

The Company has updated its disclosures regarding risk factors, legal proceedings, certain executive compensation information, and certain business and financial updates. Such updates are attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Pacific Biosciences of California, Inc., dated January 24, 2023

99.2	Disclosure Update as of January 24, 2023

99.3	Letter Relating to Employment Terms by and between the Registrant and Jeff Eidel effective August 16, 2022

99.4	Change in Control and Severance Agreement by and between the Registrant and Susan G. Kim effective February 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

Date: January 24, 2023	By:	/s/ Michele Farmer
Michele Farmer
Vice President and Chief Accounting Officer